UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2021 (June 10, 2021)

Y-MABS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38650	47-4619612
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

230 Park Avenue

Suite 3350

New York, New York 10169

(Address of principal executive offices) (Zip Code)

(646) 885-8505

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.0001 par value	YMAB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 10, 2021, Y-mAbs Therapeutics, Inc., (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”).

The following proposals were submitted to the stockholders at the Annual Meeting:

1.	the election of three (3) Class III directors, Thomas Gad, Claus Juan Møller-San Pedro, M.D., Ph.D., and Johan Wedell-Wedellsborg, nominated by our Board of Directors, each to serve for a three-year term to expire at the 2024 annual meeting of stockholders, each such nominee to hold office until his successor has been duly elected and qualified or until his earlier death, resignation or removal;

2.	the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021;

3.	approval of a non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on April 28, 2021 (the “Proxy Statement”); and

4.	approval of a non-binding advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

The proposals are described in detail in the Company’s Proxy Statement. No other proposals were submitted to the stockholders at the Annual Meeting.

The number of shares of common stock entitled to vote at the Annual Meeting was 43,561,521.

All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

1. Election of three Class III directors.

The Company’s stockholders elected Thomas Gad, Claus Juan Møller-San Pedro, M.D., Ph.D., and Johan Wedell-Wedellsborg, each to serve for a three-year term to expire at the 2024 annual meeting of stockholders, each such nominee to hold office until his successor has been duly elected and qualified or until his earlier death, resignation or removal. The final votes were:

Nominee	For	Withheld	Broker Non-Votes
Thomas Gad	26,171,456	5,266,641	2,076,649
Claus Juan Møller-San Pedro, M.D., Ph.D.	27,791,649	3,646,448	2,076,649
Johan Wedell-Wedellsborg	24,723,851	6,714,246	2,076,649

2. Ratification of appointment of independent registered public accounting firm.

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The final votes were:

For	Against	Abstain	Broker Non-Votes
33,513,853	643	250	-

3. A non-binding advisory vote on the compensation of the Company’s named executive officers.

The Company’s stockholders approved, on an advisory basis, the executive compensation program for the Company’s named executive officers as disclosed pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and other narrative executive compensation disclosures included in the Proxy Statement for the Annual Meeting. The final votes were:

For	Against	Abstain	Broker Non-Votes
20,503,309	10,933,563	1,225	2,076,649

4. A non-binding advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

The Company’s stockholders approved to recommend on an advisory basis, that the Company conduct any required stockholder advisory vote on named executive officer compensation every year, every two years, or every three years in accordance with such frequency receiving the greatest number of votes cast for this resolution. The final votes were:

Each Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
34,431,197	550	5,595	755	2,076,649

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Y-MABS THERAPEUTICS, INC.

Date: June 14, 2021	By:	/s/ Thomas Gad
Thomas Gad
Founder, Chairman, President and Head of Business Development & Strategy